Exhibit 99.1

J.P. Morgan 37th Annual Healthcare Conference January 8, 2019 David Zaccardelli, PharmD Chief Executive Officer

Disclaimer Certain information contained in this presentation relates to or is based on studies, surveys and other data obtained from third-party sources and Dova’s own internal estimates and research. While Dova believes these sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Dova believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Dova’s current beliefs, expectations and assumptions regarding the future of Dova’s business, future plans and strategies, including the potential approval of DOPTELET for the treatment of adult patients with ITP who have had an insufficient response to a previous treatment and the potential to expand the treatment applications for DOPTELET. All statements other than statements of historical facts contained in this presentation, including statements regarding business strategy, degree of market acceptance of approved product, timing for commercial launch, timing and likelihood of success, and plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this presentation represent Dova’s views as of the date of this presentation. Although Dova believes the expectations reflected in such forward-looking statements are reasonable, Dova can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, Dova does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. For further information regarding these risks, uncertainties and other factors, you should read the “Risk Factors” section of Dova’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2018, Dova's Quarterly Report on Form 10-Q filed with the SEC on November 8, 2018 and Dova’s other Periodic Reports filed with the SEC. 2

New Team Members • David Zaccardelli, PharmD joins as President & CEO (12/17/18) • Jason Hoitt joins as Chief Commercial Officer (12/17/18) Viread HBV EXONDYS 51 ARIKAYCE Incivek 3

# Key Business Highlights At-A-Glance

| | |
|---|---|
| DOPTELET® | ✓ DOPTELET®, a second generation thrombopoietin receptor agonist used in the treatment of thrombocytopenia (i.e., low platelet counts)<br>✓ DOPTELET has demonstrated robust efficacy in both the acute and the chronic setting<br>✓ Patent until May 2025; pending patent term ext. app. to extend patent until 10/2029 |
| LAUNCH | ✓ DOPTELET approved May 21, 2018 for the treatment of thrombocytopenia in adult patients with chronic liver disease (CLD) scheduled to undergo a procedure<br>✓ DOPTELET launched in June 2018<br>✓ Partnership with Salix positions DOPTELET for significantly increased market presence in 2019 |
| PIPELINE | ✓ Supplemental NDA accepted for review by the FDA for the treatment of Chronic Immune Thrombocytopenia (ITP) with a target PDUFA date of June 30, 2019<br>✓ Well differentiated vs Promacta® (eltrombopag), Nplate® (romiplostim) and Tavalisse™ (fostamatinib)<br>✓ Chemotherapy Induced Thrombocytopenia (CIT) study remains on track for 1H 2020 |
| FINANCIALS | ✓ $122.0M cash and equivalents on hand (*as of September 30, 2018*)<br>✓ $12.6M used to fund clinical and commercial operations for Q3, 2018<br>✓ $20M long-term debt |

4

Dova PHARMACEUTICALS

# May 21st, 2018: DOPTELET Receives FDA Approval


Rx Only
NDC 71369-020-10
Doptelet
(avatrombopag) tablets
20 mg
One blister card with 10 tablets
Rx Only
NDC 71369-020-15
Doptelet
(avatrombopag) tablets
20 mg
One blister card with 15 tablets
Day 5
Day 4
Day 3
Day 2
Day 1

DOPTELET (avatrombopag) is a thrombopoietin receptor agonist indicated for the treatment of thrombocytopenia in adult patients with chronic liver disease who are scheduled to undergo a procedure.

**IMPORTANT SAFETY INFORMATION**

**WARNINGS AND PRECAUTIONS**
DOPTELET is a thrombopoietin (TPO) receptor agonist and TPO receptor agonists have been associated with thrombotic and thromboembolic complications in patients with chronic liver disease. Portal vein thrombosis has been reported in patients with chronic liver disease treated with TPO receptor agonists. In the ADAPT-1 and ADAPT-2 clinical trials, there was 1 treatment-emergent event of portal vein thrombosis in a patient (n=1/430) with chronic liver disease and thrombocytopenia treated with DOPTELET.
Consider the potential increased thrombotic risk when administering DOPTELET to patients with known risk factors for thromboembolism, including genetic prothrombotic conditions (Factor V Leiden, Prothrombin 20210A, Antithrombin deficiency or Protein C or S deficiency).
DOPTELET should not be administered to patients with chronic liver disease in an attempt to normalize platelet counts.

**CONTRAINDICATIONS:**
None

**ADVERSE REACTIONS**
Most common adverse reactions (≥ 3%) are: pyrexia, abdominal pain, nausea, headache, fatigue, and edema peripheral.
Please see full Prescribing Information for DOPTELET (avatrombopag) www.doptelet.com

5

Initial Observations on Opportunities, Improvements and Next Steps • Gained substantial insight into the CLD market • ITP Large Commercial Opportunity – Established/well-defined market: $800M U.S. ($1.5B globally) – Target PDUFA date for ITP sNDA (6/30/19) • CIT offers notable, differentiated market opportunity • Key near-term objectives: – – – Improve CLD commercial performance ITP approval/launch readiness Complete CIT clinical trial by 1H 2020 6

Significant Upside Potential for DOPTELET in CLD • • Comprehensive commercial review underway Unmet medical need for DOPTELET – – – – Sales force alignment/deployment Customer call strategy/Salix alignment Marketing Market access, pricing strategy • Shift in physician mindset/treatment paradigm • Requires change in practice/behavior – – Lead-time to procedure Platelet transfusion  tablet administration New treatment paradigm for payors • Salix partnership has potential to provide significant launch momentum – 7

Market Segmentation Practices 8 Low Potential Medium Potential High Potential Academic Setting Academic Cent w/o LTC ersLiver Transplant Centers (LTC) Community Setting Small Independent GI Practices Large Gastro. Group

DOPTELET: Potential to Address Various Types of Thrombocytopenia PRECLINICAL PHASE 1 PHASE 2 PHASE 3 COMMERCIAL STATUS CLD (Chronic Liver Disease) APPROVED (U.S.) MAA Submitted ITP (Chronic Immune Thrombocytopenia) sNDA Accepted for review by FDA Target PDUFA Date: 6/30/19 CIT (Chemotherapy-Induced Thrombocytopenia) Target Completion Date: 1H 2020 9

DOPTELET: A Differentiated Therapy for a Large Market--Chronic ITP • Approved therapies have established annual cITP market $800 million (U.S.)/$1.5 billion (global) at • Well-established treatment paradigm for TPO agonists • DOPTELET effective and well tolerated in clinical trials • Differentiated/preferred profile 10

DOPTELET Efficacy and Safety Data in Patients with ITP • Pivotal Efficacy Data from Phase 3 Study 302 (n=49) – Primary endpoint: cumulative number of weeks of platelet response – avatrombopag superior relative to placebo (p<0.0001) 1st secondary efficacy endpoint: superior platelet response at day 8 relative to placebo (p<0.0001) Positive trend favoring avatrombopag for 2nd secondary endpoint, proportion of subjects with a reduction in use of concomitant ITP medications from baseline – – • Primary Safety Data from studies of avatrombopag in patients with ITP – – – 128 patients with ITP treated with avatrombopag Median duration of exposure 204 days, with 63% treated for at least 180 days Exposure-adjusted adverse event rates comparable to placebo No data clinically significant hepatotoxicity or increased incidence of thromboembolic or • bleeding events 11 Jurczak W, et al. Br J Haematol. 2018. Published Online, https://doi.org/10.1111/bjh.15573 Internal Company data and analysis on file

DOPTELET Phase 3 ITP Efficacy Data: Median Platelet Count Over Time Avatrombopag maintained the target platelet count (50 to <150×109/L) over the 6-month treatment period 200 180 160 140 120 100 80 60 40 20 0 Target Range: 50-150 x 109/L 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 Study Visit Time (in weeks related to Randomization day) 24 25 26 Avatrombopag Placebo Jurczak W, et al. Br J Haematol. 2018. Published Online, https://doi.org/10.1111/bjh.15573 12 Platelet Count (x 109 / L) Titration Concomitant ITP Med Reduction Maintenance

If Approved by FDA, we Believe DOPTELET is Well-Differentiated HEPATOTOXICITY DOSING FOOD EFFECT NO HEPATOTOXICTY ONCE DAILY ORAL DOSING CONVENIENT ADMINISTRATION WITH FOOD “PROMACTA MAY INCREASE THE RISK OF SEVERE AND POTENTIALLY LIFE-THREATENING HEPATOTOXICITY” TAKE ON AN EMPTY STOMACH (1 HOUR BEFORE OR 2 HOURS AFTER) ONCE DAILY ORAL DOSING NO HEPATOTOXICTY SUBCUTANEOUS N/A ELEVATED LIVER FUNCTION TESTS CAN OCCUR “MONITOR LIVER FUNCTION TESTS MONTHLY DURING TREATMENT”. TWICE DAILY ORAL DOSING MAY BE TAKEN WITH OR WITHOUT FOOD Note: DOPTELET’s currently approved indication is the treatment of thrombocytopenia in adult patients with chronic liver disease scheduled to undergo a procedure; Promacta’s indication is chronic ITP, pediatric chronic ITP, severe aplastic anemia and chronic hepatitis C; Nplate’s indication is chronic ITP, Tavalisse’s indication is chronic ITP DOPTELET has not yet been approved by the FDA for the treatment of chronic ITP. This represents data from the studies completed to date 13

DOPTELET: Potential to Address Various Types of Thrombocytopenia PRECLINICAL PHASE 1 PHASE 2 PHASE 3 COMMERCIAL STATUS CLD (Chronic Liver Disease) APPROVED (U.S.) MAA Submitted ITP (Chronic Immune Thrombocytopenia) sNDA Accepted for review by FDA Target PDUFA Date: 6/30/19 CIT (Chemotherapy-Induced Thrombocytopenia) Target Completion Date: 1H 2020 14

Potential Fit for DOPTELET in CIT Standard of Care DOPTELET has the potential to address a significant unmet medical need for patients with CIT Chemotherapy Dose Reduction 1 Cycle Delay / Cancellation 2 Platelet Transfusion 3 4 15 * Zhang X, et al. Cochrane Database Syst Rev. 2017;11:CD02035. Hitron A, et al. J Oncol Pharm Prac 2011 Dec;17(4):312-9 Type of Cancer Regime Rate of TCP* NSCLC Platinum/Gemcitabine 50.5% Ovarian Platinum/Taxane 45.6% Bladder Platinum/Gemcitabine 57.0%

# Chemotherapy Induced Thrombocytopenia (CIT) Phase 3 Design

STUDY DESIGN

Phase 3 randomized, double-blind, placebo-controlled study of the efficacy and safety of oral avatrombopag in subjects with active non-hematological cancers (i.e., ovarian, NSCLC, bladder) who develop CIT (platelet count <50K / µL in the previous cycle of chemo)

N = 120 (2:1 RDZ)



CYCLE X +1
CYCLE X +2
SCREENING
TREATMENT DAY 1-5
CHEMO DAY
TREATMENT DAY 1-5
STUDY DRUG NOT ADMINISTERED: OBSERVATION CYCLE ONLY TO DETERMINE OUTCOME OF PRIMARY ENDPOINT
PC < 50K DURING CYCLE X OF CHEMO
60MG AVA
60MG AVA
PLACEBO
PLACEBO

16

Global Rights + Significant Patent Life for DOPTELET • MAA pending for the treatment of adults patients with CLD who are scheduled to undergo a procedure - expected action date in Q3 2019 • EU + RoW partnership opportunities across indications provide opportunities for additional revenue + non-dilutive capital • Robust IP, including composition of matter through 2025 (U.S.) – Potential for patent term extension through 2029 – EU patent protection into 2032 17

Near-term Revenue Growth Potential + Label Expansion in 1H 2019 ROBUST PIPELINE STRONG CASH POSITION EXPERIENCED NEW LEADERSHIP FAVORABLE IP • David Zaccardelli, PharmD • sNDA for ITP ($1.5 billion global market/$800 M U.S. market) accepted for review with a target PDUFA date of June 30, 2019 CIT Phase 3 study initiated in 2Q 2018, expected completion 1H 2020 • Composition of matter patents expire in 2025 with potential patent term extension to 2029 EU patent protection through August 2032 • $122.0 M cash and equivalents as of 9/30/18 $20 M long-term debt $12.6 M used to fund clinical and commercial operations for Q3 2018 joins as CEO (12/17/18) Jason Hoitt joins as CCO (12/17/18) Proven leaders with track records of development and commercial success Comprehensive commercial review underway • • • • • • • 18

D•.•. :••.•:··. ov aTM ••• •••• ••• .• PHARMACEUTICALS